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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   July 8, 2003
                                                 ---------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)
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


             Delaware                                      0-19277                               13-3317783
------------------------------------         -----------------------------------        ---------------------------
(State or other jurisdiction                   (Commission                                   (IRS Employer
        of Incorporation)                       File Number)                               Identification No.)

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         The Hartford Financial Services Group, Inc.
         Hartford Plaza
         Hartford, Connecticut                                     06115-1900
         --------------------------------------------            --------------
            (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:           (860) 547-5000
                                                         -----------------------





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Item 5.  Other Events.

On July 8, 2003, The Hartford Financial Services Group, Inc. issued a press release announcing the sale of $320 million aggregate principal amount of 4.625% senior notes due July 15, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference to this Item 5 as if fully set forth herein.

Item 7.  Financial Statements and Exhibits.

     (a)      Financial statements of business acquired. Not applicable.

     (b)      Pro forma financial information. Not applicable.

     (c) Exhibits. The exhibit listed below is being filed with this Form 8-K:

              Exhibit 99.1 Press Release issued by The Hartford Financial Services Group, Inc. dated July 8, 2003



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:  July 8, 2003                By:   /s/ NEAL S. WOLIN
                                         ---------------------------------------
                                         Name:    Neal S. Wolin
                                         Title:   Executive Vice President and
                                                  General Counsel